UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 8, 2006
Date of Report (Date of earliest event reported)

SKYFLYER INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

# 205-1480 Gulf Road
Point Roberts, WA	98281
(Address of principal executive offices)	(Zip Code)

(360) 927-7354
Registrant's telephone number, including area code

TRITON RESOURCES, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On December 8, 2006, Skyflyer Inc.’s wholly owned operating subsidiary, Skyflyer Technology GmbH (“Skyflyer GmbH”) entered into a short term loan agreement with Dast GmbH. Dast GmbH is a company wholly owned by Dieter Wagels, one of the managing directors of Skyflyer GmbH. The loan is for EUR 10,000 and is payable by August 1, 2007, with interest payable at a rate of 7% per annum. Dast GmbH may make demand for early payment of the amounts owing under the loan agreement by providing one month’s advance notice, in writing.

A copy of the loan agreement is attached as an exhibit to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS (c) Exhibits

Exhibit Number	Description of Exhibit

10.1	Loan Agreement between Dast GmbH and Skyflyer Technology GmbH, dated December 8, 2006 (translated from German to English).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYFLYER INC.

Date: December 14, 2006
	By:	/s/ Rolf G. Horchler
		Name:	Rolf G. Horchler
		Title:	Chief Executive Officer, Chief Financial Officer
and President